4 INFORMATION AGE

ROBERTSON STEPHENS MUTUAL FUNDS
The Information Age Fund
Annual Report
December 31, 1995



"In a digital world, anything that isn't physical matter can be digitized, stored, retrieved, altered, mass-produced, and sent anywhere in the world. An individual can access information anywhere and under any conditions. Welcome to the Information Age."

THE INFORMATION AGE FUND ANNUAL RESULTS


FUND PHILOSOPHY

The Robertson Stephens Information Age Fund seeks to achieve long-term capital appreciation by aggressively investing in companies primarily within the information technology sector.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance  8
Portfolio Summary  9
Schedule of Net Assets  10
Statement of Net Assets  13
Statement of Operations  14
Statement of Changes in Net Assets  15
Financial Highlights  16
Notes to Financial Statements  17
Independent Accountants' Report  20
Administration  20

                                                   ROBERTSON, STEPHENS & COMPANY

FUND HIGHLIGHTS

EQUITY OUTLOOK
We believe the U.S. equity market in 1996 should be accommodating to investors once again, specifically technology investors.

TECHNOLOGY OUR CENTRAL FOCUS
We believe that some of the best investment opportunities are in the personal computer, software, data communications, telecommunications, client-server computing, and semiconductor industries.

PRODUCTIVITY IMPROVEMENTS VIA TECHNOLOGY
U.S. businesses' push to improve productivity through technology -- a trend that we believe the rest of the world is now following -- drives our investment thesis.

CHANGING BUSINESS FUNDAMENTALS
There are fewer, more profitable technology companies within each business segment than ten years ago. Couple fewer companies with increasing business prospects, and we get the potential for the development of great growth stocks for the next several years.

LOOKING FORWARD
Our valuation work on the market relative to inflation and long-term interest rates continues to suggest that the equity market offers excellent relative value based on both trailing and projected earnings.

THE INFORMATION AGE FUND ANNUAL RESULTS

[PHOTO]
FUND MANAGER
RONALD E. ELIJAH
Portfolio Manager
The Robertson Stephens
Information Age Fund

DEAR SHAREHOLDER:

We thank all of you who became inaugural shareholders during the December quarter, the first reporting period for The Robertson Stephens Information Age Fund. The timing over the short term may not seem auspicious given the correction technology stocks experienced in the quarter; however, the long-term timing is quite fitting given the significant developments occurring today as digital computing, digital communications, digital telephony, digital entertainment, and digital education explode in the marketplace. Unfortunately, the correction in technology stocks in the quarter forced the Information Age Fund down 7.00% from its inception. Although most technology indices declined in the quarter, the S&P 500 and Russell 2000 were up 5.99% and 1.80%, respectively.

TECHNOLOGY STOCKS FOR THE LONG TERM
The Information Age Fund was created to participate in the global surge for technology products and services that seemed to start sometime in 1990. Between 1980 and 1991, we believe most U.S. technology

"We believe the worldwide push for increased productivity positions technology companies to experience STRONG PRODUCT DEMAND for the foreseeable future."

                                                   ROBERTSON, STEPHENS & COMPANY

industries settled down to a few entrenched suppliers. This led to enhanced profit opportunities for companies in the 1990s versus the oversupplied, profitless prosperity many companies experienced in the 1980s.

We believe the resurgence of technology prosperity began with U.S. companies' restructuring, downsizing, and pursuing increased productivity to enhance competitive positions both domestically and globally. From here, technology demands began to increase in foreign companies as the industrialized nations began to pursue productivity improvements for competitive reasons, and as emerging countries began to build business infrastructures. We believe this worldwide push for increased productivity positions technology companies to experience strong product demand for the foreseeable future.

We believe the Information Age is upon us. Business, communications, and entertainment products are changing at accelerating paces, and semiconductor technology developed over the last 25 years is transforming products in almost all industries. (For example, the dollar value of silicon within a high-end automobile today is higher than its steel content.)

The world is going digital, with computer products transforming telecommunications and cable systems. In a digital world, anything that isn't physical matter can be digitized, stored, retrieved, altered, mass-produced, and sent anywhere in the world. An individual can access information anywhere and under any conditions -- at home, at work, or traveling.

No single product or service better exemplifies the Information Age than the Internet. It is transforming communications. It is a leap in technology and productivity that will equal other revolutionary developments like electricity and the steam engine, telephone, automobile, and microprocessor. But the Internet will not transform society overnight. Rather, we believe its building process will create great long-term investment opportunities in infrastructure providers and users. I recently encountered an apt description from communications industry analyst Todd Dagres: "The Internet is a toll road to the World Wide Web, which we believe will become a combination post office, shopping mall, library, school, travel agency, electronic arcade, bulletin board, and conferencing system." Welcome to the Information Age.

THE INFORMATION AGE FUND ANNUAL RESULTS

TECHNOLOGY

TECHNOLOGY IS THE CENTRAL FOCUS OF THE FUND
The technology sector is not a single industry, but many dynamic and growing industries. These industries include some of the most exciting growth opportunities for investors. We see some of the best investment opportunities in the personal computer, software, data communications, telecommunications, client-server computing, and semiconductor industries. We believe a long-term foundation for strong technology demand is in place that will push its growth well into the next century. Trends driving technology stocks for 1996 and beyond include the popularity of Intel's new Pentium computer chip, CD-ROM players, the introduction of Microsoft's Windows 95 program, the exploding volume of computer communications over local area and wide area networks, and the almost unlimited potential of interactions over the Internet. In addition, semiconductor technology and microcontrollers have

[PHOTO]
INVESTMENT MANAGEMENT
G. RANDY HECHT
President
Robertson Stephens
Investment Trust

INVESTMENT TEAM
RESEARCH
Rod Berry
Bjefke Hofstra
Susan Richardson
Rob Zidar

TRADING
Christopher Beagle
Catherine O'Neill

ADMINISTRATION
Annette Tate

                                                   ROBERTSON, STEPHENS & COMPANY

invaded all parts of our lives, including our homes, our businesses, and our automobiles. Furthermore, we believe these trends are accelerating.

UTILIZATION OF TECHNOLOGY IMPROVES PRODUCTIVITY
U.S. businesses' push to improve productivity through technology -- a trend that we believe the rest of the world is following -- drives our investment thesis. Technology improves productivity by helping people accomplish tasks more quickly, easily, and inexpensively. We believe increased utilization of technology is the single most important tool companies can employ to improve product quality, shorten product development cycles, and improve overall business performance.

According to the U.S. Department of Commerce, during the early 1990s U.S. productivity has improved annually more than it did during the prior two decades. American businesses have pushed hard to employ technology in their workplaces over the last decade. U.S. technology companies would likely be the primary beneficiaries of a worldwide push for productivity improvements and capital deployment. Demand is increasing from new geographic markets and new applications. The fall of Communism and the growth of the emerging markets have created new markets with phenomenal opportunities for U.S. technology companies. We believe these trends are having an enormous impact on the utilization of technology worldwide, positioning U.S. technology companies as great long-term growth stocks for the next two decades.

CHANGING TECHNOLOGY BUSINESS FUNDAMENTALS
During the 1980s, technology stocks had cyclical patterns of rising with the health of the business for 12 to 18 months, then succumbing to oversupply, profitability declines, and falling stock prices. We believe technology companies' business fundamentals are likely to have changed in this era and that growth

THE INFORMATION AGE FUND ANNUAL RESULTS

appears to be sustainable. Most technology sectors have been rationalized to a few dominant suppliers. Simply, there are just fewer, more profitable technology companies within each business segment than ten years ago. Couple fewer companies with increasing business prospects, and we get the potential for the development of great growth stocks for the next several years.

Our valuation measures indicate that technology companies are still cheap relative to their growth prospects and to the S&P 500, especially based on 1996 estimates. As technology companies progress through 1996 and into 1997, we expect stock appreciation to result not only from dramatic growth in technology companies' earnings, but also from price-to-earnings multiple expansion as investors realize the more sustainable profit nature of the technology universe.

LOOKING FORWARD
We believe the U.S. equity market in 1996 should be accommodating to investors once again, specifically technology investors. As always, the market faces a

"Our valuation work continues to suggest that the equity market offers EXCELLENT relative value based on both trailing and projected earnings."

                                                   ROBERTSON, STEPHENS & COMPANY

number of challenges, the most prominent being worries about overvaluation, interest rate directions, and weak corporate earnings. While all are important, we believe the underlying environment is still very conducive to equities in 1996 and should push the market higher as the year progresses. We also believe the U.S. economy remains on a path of slow growth with modest inflation, which should keep interest rates in check and perhaps lead to gradual declines throughout the year. Furthermore, our valuation work on the market relative to inflation and long-term interest rates continues to suggest that the equity market offers excellent relative value based on both trailing and projected earnings.

Technology stocks seem to go through corrections about every 18 to 24 months. Timing these corrections is extremely difficult. This sector experienced corrections of 20% or more in 1990, 1992, 1994, and the fall of 1995. Each of the first three corrections proved to be great investment opportunities.

We believe 1995's technology correction is yet another investment opportunity. We believe with long-term fundamentals remaining bright and stock prices down significantly from recent highs, many great technology growth stocks are excellent values entering 1996. Furthermore, doing business in a noninflationary environment limits a company's pricing flexibility. Therefore, growth stock investing in the 1990s must come from real growth (unit growth) not price increases, which is what we feel our technology investments offer. We look forward to 1996 and believe that our investments are well positioned for a good year.
                                                            February 1, 1996




Sincerely,

/s/Ronald E. Elijah
RONALD E. ELIJAH
Portfolio Manager

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR 24-HOUR HOTLINE AT 1-800-766-3863.

THE INFORMATION AGE FUND ANNUAL RESULTS

FUND PERFORMANCE

Cumulative Total Returns

                                               INFORMATION AGE      S&P 500
FOR THE PERIOD ENDED 12/31/95                             FUND        INDEX(1)
------------------------------------------------------------------------------
Since inception (11/15/95)(2)                          (7.00)%        3.98%
------------------------------------------     ----------------     ----------

(1) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index.

(2)  Date that the Fund's shares were first offered to the public.

     Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                                   ROBERTSON, STEPHENS & COMPANY

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1995


[GRAPHIC]


TOP TEN HOLDINGS

1.
3COM CORPORATION
Designs, produces, and markets a broad range of ISO 9000-compliant global data networking solutions. Products include routers, hubs, switches, and adapters for Ethernet, Token Ring, FDDI, and ATM networks.

2.
ALANTEC CORPORATION
Designs, develops, manufactures, markets, and supports switching hubs for Ethernet and FDDI local area networks.

3.
ALTERA CORPORATION
Designs, develops, and markets high-performance, high-density programmable logic devices and associated software tools for logic development.

4.
CISCO SYSTEMS, INC.
Develops, manufactures, markets, and supports multi-protocol internetworking systems that enable customers to build large-scale computer networks.

5.
CABLETRON SYSTEMS, INC.
Develops and manufactures local area network (LAN) products based on its integrated network architecture and provides consulting and support systems for LANs.

6.
PARAMETRIC TECHNOLOGY, INC.
Develops, markets, and supports seven families of fully integrated software products for the automation of the mechanical design process.

7.
SEAGATE TECHNOLOGY, INC.
Designs, manufactures, and markets a broad line of rigid disk drives and related products for use in personal and supercomputer systems.


8.
ADOBE SYSTEMS INCORPORATED
Develops, markets, and supports computer software products and technologies that enable users to create, display, print, and communicate electronic documents.

9.
SUN MICROSYSTEMS, INC.
Supplies client-server computing products that feature networked workstations and servers that store, process, and distribute information.

10.
INFORMIX CORPORATION
Designs, develops, markets, supports, and distributes relational database management systems and software development tools.

THE INFORMATION AGE FUND ANNUAL RESULTS

Schedule of Net Assets


DECEMBER 31, 1995                                        SHARES            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 11.7%
Adaptec, Inc.                                            15,000     $    615,000
Compaq Computer Corporation                              18,000          864,000
Gateway 2000, Inc.                                       20,000          490,000
Seagate Technology, Inc.                                 20,000          950,000
Sun Microsystems, Inc.                                   20,000          912,500
--------------------------------------------------------------------------------
                                                                       3,831,500
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
COMPUTER SOFTWARE - 22.9%
Adobe Systems Incorporated(1)                            15,000          930,000
Cadence Design Systems, Inc.                             15,000          630,000
FTP Software, Inc.                                       30,000          870,000
HNC Software, Inc.                                       10,000          477,500
Informix Corporation                                     30,000          900,000
Microsoft Corporation                                     9,500          833,625
Objective Systems Integrators, Inc.                       1,300           71,175
Oracle Corporation                                       20,000          847,500
Parametric Technology, Inc.                              15,000          997,500
Progress Software Corporation                            10,000          375,000
Symantec Corporation                                     25,000          581,250
--------------------------------------------------------------------------------
                                                                       7,513,550
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NETWORK SYSTEMS - 11.1%
ALANTEC Corporation                                      20,000        1,165,000
Bay Networks, Inc.                                       21,750          894,469
PairGain Technologies, Inc.                              10,000          547,500
Shiva Corp.                                              10,000          727,500
UUNET Technologies, Inc.                                  5,000          315,000
--------------------------------------------------------------------------------
                                                                       3,649,469
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DATA COMMUNICATIONS - 5.6%
Ascend Communications, Inc.                              10,000          811,250
Cabletron Systems, Inc.                                  12,500        1,012,500
--------------------------------------------------------------------------------
                                                                       1,823,750
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 3.6%
3Com Corporation                                         25,500        1,188,938
--------------------------------------------------------------------------------
                                                                       1,188,938
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

10


                                                   ROBERTSON, STEPHENS & COMPANY

                                                         SHARES            VALUE
--------------------------------------------------------------------------------
DATA TELECOMMUNICATIONS - 7.3%
Cisco Systems, Inc.                                      15,000     $  1,119,375
DSC Communications Corporation                           15,000          553,125
Stratacom, Inc.(1)                                       10,000          735,000
--------------------------------------------------------------------------------
                                                                       2,407,500
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT - 5.1%
Applied Materials, Inc.                                  15,000          590,625
KLA Instruments Corporation                              12,500          325,781
Lam Research Corporation                                  5,000          228,750
Novellus Systems, Inc.                                    5,000          270,000
Ultratech Stepper, Inc.                                  10,000          257,500
--------------------------------------------------------------------------------
                                                                       1,672,656
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SEMICONDUCTORS - 7.6%
Altera Corporation                                       22,500        1,119,375
Analog Devices, Inc.                                     20,000          707,500
LSI Logic Corporation                                    20,000          655,000
--------------------------------------------------------------------------------
                                                                       2,481,875
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 5.5%
Cascade Communications Corporation                        6,000          511,500
Nokia Corporation, ADR(1),(2)                            15,000          583,125
QUALCOMM, Incorporated                                   15,000          645,000
Westell Technologies, Inc.                                2,600           65,325
--------------------------------------------------------------------------------
                                                                       1,804,950
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 1.7%
ADC Telecommunications                                   15,000          547,500
--------------------------------------------------------------------------------
                                                                         547,500
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 1.6%
MFS Communications Company, Inc.                         10,000          532,500
--------------------------------------------------------------------------------
                                                                         532,500
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TECHNOLOGY/NETWORK SYSTEMS - 1.2%
Synopsys, Inc.                                           10,000          380,000
--------------------------------------------------------------------------------
                                                                         380,000
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                                              11



THE INFORMATION AGE FUND ANNUAL RESULTS

Schedule of Net Assets (CONTINUED)

DECEMBER 31, 1995                                        SHARES            VALUE
--------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 1.9%
CompUSA, Inc.                                            20,000     $    622,500
--------------------------------------------------------------------------------
                                                                         622,500
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.7%
America Online, Inc.                                     15,000          562,500
--------------------------------------------------------------------------------
                                                                         562,500
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CONSUMER SOFTWARE - 2.1%
Intuit, Inc.                                              9,000          702,000
--------------------------------------------------------------------------------
                                                                         702,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 90.6% (Cost: $29,423,102)                       29,721,188
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WARRANTS
--------------------------------------------------------------------------------
Intel Corp. - Warrants(3), Expire 3/14/98                20,000          535,000
--------------------------------------------------------------------------------
TOTAL WARRANTS - 1.6% (Cost: $577,500)                                   535,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 92.2% (Cost: $30,000,602)                         30,256,188
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
--------------------------------------------------------------------------------
Cash                                                                         500
Repurchase Agreement
     State Street Bank and Trust Company, 5.00%,
     dated 12/29/95, due 1/02/96, maturity value
     $2,071,725 (collateralized by $1,605,000 par
     value U.S. Treasury Notes, 8.75%, due 05/15/17)                   2,070,000
--------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 6.3%                                 2,070,500


--------------------------------------------------------------------------------
OTHER ASSETS, NET - 1.5%                                                 498,948
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100%                                             $ 32,825,636
--------------------------------------------------------------------------------

(1) Income-producing security.
(2) ADR -- American Depository Receipts.
(3) See 4.e. in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

Statement of Net Assets

FOR THE PERIOD FROM 11/15/95
(COMMENCEMENT OF OPERATIONS)
THROUGH 12/31/95
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (Cost: $30,000,602)                          $ 30,256,188
Cash and cash equivalents                                             2,070,500
Receivable for investments sold                                       1,493,250
Receivable for fund shares subscribed                                   927,454
Receivables, other                                                       33,350
--------------------------------------------------------------------------------
TOTAL ASSETS                                                         34,780,742


--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                     1,313,975
Payable for fund shares redeemed                                        581,621
Accrued expenses                                                         59,510
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     1,955,106


--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $ 32,825,636
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid-in capital                                                      34,686,571
Accumulated net realized loss from investments                       (2,116,521)
Net unrealized appreciation on investments                              255,586
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $ 32,825,636
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PRICING OF SHARES:                                                 $       9.30
     Net Asset Value, offering and redemption price per share
     (Net assets of $32,825,636 applicable to 3,530,635 shares
     of beneficial interest outstanding with no par value)
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE INFORMATION AGE FUND ANNUAL RESULTS

Statement of Operations

FOR THE PERIOD FROM 11/15/95
(COMMENCEMENT OF OPERATIONS)
THROUGH DECEMBER 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                           $     32,484
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  32,484


--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                                                 25,307
Custodian and transfer agent fees                                         7,032
Distribution fees                                                         6,327
Administrative fees                                                       6,327
Professional fees                                                         3,691
Shareholder reports                                                       2,901
Registration and filing fees                                              1,744
Trustees' fees and expenses                                               1,120
Other                                                                     1,046
Organizational expense                                                      500
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                           55,995


--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                     (23,511)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
REALIZED GAIN/LOSS AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
--------------------------------------------------------------------------------
Net realized loss from investments                                   (2,116,521)
Net change in unrealized appreciation on investments                    255,586
--------------------------------------------------------------------------------
TOTAL NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS   (1,860,935)


--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (1,884,446)
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

Statement of Changes in Net Assets

FOR THE PERIOD FROM 11/15/95
(COMMENCEMENT OF OPERATIONS)
THROUGH 12/31/95
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment loss                                                $    (23,511)
Net realized loss from investments                                   (2,116,521)
Net change in unrealized appreciation on investments                    255,586
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 (1,884,446)


--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
Net investment income                                                         -
Realized gains on investments                                                 -
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                           -


--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase in net assets resulting from capital share
transactions                                                         34,710,082
--------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                     34,710,082


--------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                         32,825,636
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of year                                                             0
End of year                                                        $ 32,825,636
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE INFORMATION AGE FUND ANNUAL RESULTS

Financial Highlights

FOR A SHARE OUTSTANDING                                             PERIOD ENDED
THROUGHOUT THE PERIOD:                                              12/31/95(1)
--------------------------------------------------------------------------------
Net Asset Value, beginning of period                                $     10.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net investment loss                                                       (0.01)
Net realized loss and unrealized appreciation on investments              (0.69)
--------------------------------------------------------------------------------
Total decrease in net assets resulting from operations                    (0.70)


--------------------------------------------------------------------------------
Distributions from net investment income                                      -
Distributions from realized gain on investments                               -
--------------------------------------------------------------------------------
Total Distributions                                                           -


--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $      9.30
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL RETURN                                                            (7.00)%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net Assets, end of period                                           $32,825,636
Ratio of Expenses to Average Net Assets                                   2.13%
Ratio of Net Investment Loss to Average Net Assets                      (0.89)%
Portfolio Turnover Rate                                                     89%
--------------------------------------------------------------------------------

(1)The Fund commenced operations on 11/15/95.

Per-share data for each of the periods has been determined by using the average number of shares outstanding throughout each period.

Ratios, except for total return and portfolio turnover rate, have been annualized.

The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

Notes to Financial Statements


The Robertson Stephens Information Age Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on November 15, 1995. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund, The Robertson Stephens Global Natural Resources Fund, and The Robertson Stephens Global Low-Priced Stock Fund. The assets for each series are segregated and accounted for separately.

The Information Age Fund, for book and tax purposes, has a calendar (12/31) year-end. These financial statements reflect operations for the period from November 15, 1995 (Commencement of Operations), through December 31, 1995.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:
The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.   INVESTMENT VALUATIONS:
Marketable securities including options are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. At December 31, 1995, 100% of the Fund's portfolio was valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At December 31, 1995, no security of the Fund was valued using these guidelines and procedures.

As its normal course of business, the Fund has invested a significant portion of its assets in companies within a number of industries in the technology and telecommunications sectors. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b.   REPURCHASE AGREEMENTS:
Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Advisor to have satisfactory creditworthiness.

c.   FEDERAL INCOME TAXES:
The Fund has made no provisions for federal income tax for the period from November 15, 1995 (Commencement of Operations) through December 31, 1995. The Fund complied with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

THE INFORMATION AGE FUND ANNUAL RESULTS

d.   SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date the securities are purchased, sold, or sold short (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

e.   INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

f.   CAPITAL ACCOUNTS:
The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain or loss accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

NOTE 2  CAPITAL SHARES:

a.   TRANSACTIONS:
The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the period from November 15, 1995 (Commencement of Operations) through December 31, 1995 were as follows:

11/15/95 - 12/31/95                                   SHARES             AMOUNT
--------------------------------------------------------------------------------
Shares sold                                        3,937,648       $ 38,546,017
--------------------------------------------------------------------------------
                                                   3,937,648         38,546,017

--------------------------------------------------------------------------------
Shares redeemed                                     (407,013)        (3,835,935)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net increase                                       3,530,635       $ 34,710,082
--------------------------------------------------------------------------------

NOTE 3  TRANSACTIONS WITH AFFILIATES:

a.   ADVISORY FEES AND EXPENSE LIMITATION:
Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson, Stephens & Company Investment Management, L.P. ("RSIM") an investment advisory fee and an administrative services fee calculated respectively at an annual rate of 1.00% and 0.25% of the average daily net assets of the Fund. For the period from November 15, 1995 (Commencement of Operations) through December 31, 1995, the Fund incurred investment advisory fees and administrative fees of $25,307 and $6,327, respectively. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees, but excluding distribution fees that exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. At December 31, 1995, there was no expected reimbursement of advisory fees and other expenses.

b.   AFFILIATED PERSONS:
Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of Robertson, Stephens & CompanyLLC (RS & Co.), the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Ronald E. Elijah, Portfolio Manager, is a Member of RS Group. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

                                                   ROBERTSON, STEPHENS & COMPANY

c.   COMPENSATION OF TRUSTEES AND OFFICERS:
Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $1,120 for the period from November 15, 1995 (Commencement of Operations) through December 31, 1995.

d.   DISTRIBUTION FEES:
The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is approved annually by the Fund's Board of Trustees. Under the Plan, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's shares. The distirbution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the period from November 15, 1995 (Commencement of Operations) through December 31, 1995, the Fund incurred distribution fees of $6,327.

e.   BROKERAGE COMMISSIONS:
RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the period from November 15, 1995 (Commencement of Operations) through December 31, 1995, the Fund paid brokerage commissions of $5,200 to RS & Co., which represented 25% of total commissions paid for the period.

NOTE 4  INVESTMENTS:

a.   PORTFOLIO TURNOVER RATE:
The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding short-term investments) measured as a percentage of the Fund's average monthly investment portfolio for the period from November 15, 1995 (Commencement of Operations) through December 31, 1995, was 89%.

b.   TAX BASIS OF INVESTMENTS:
At December 31, 1995, the cost of investments for federal income tax purposes was $30,721,627. Accumulated net unrealized depreciation on investments was $(465,439), consisting of gross unrealized appreciation and depreciation of $1,169,474 and $(1,634,913), respectively.

c.   INVESTMENT PURCHASES AND SALES:
For the period from November 15, 1995 (Commencement of Operations) through December 31, 1995, the cost of investments purchased and the proceeds from investments sold (excluding short-term investments) were $46,256,105 and $14,138,982, respectively.

d. WARRANTS: A warrant is an option which normally entitles the holder to purchase a proportionate number of a particular class of the issuer's securities at a predetermined price during a specific period.

The Intel Corp. Warrants held by the Fund at December 31, 1995, were valued at the last sale price on the principal exchange or market on which they are traded, or, if there were no sales that day, at the mean between the closing bid and asked prices.

THE INFORMATION AGE FUND ANNUAL RESULTS

Independent Accountants' Report


To the Shareholders and Board of Trustees of The Robertson Stephens Information Age Fund

In our opinion, the accompanying statement of net assets, including the schedule of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Information Age Fund (one of the series constituting The Robertson Stephens Investment Trust, hereinafter referred to as the "Fund") at December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period from November 15, 1995 (Commencement of Operations), through December 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1995, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.


/s/Price Waterhouse LLP
Price Waterhouse LLP
San Francisco, California
February 15, 1996

Administration


OFFICERS AND TRUSTEES
G. Randy Hecht
President, Chief Executive Officer

Terry R. Otton
Chief Financial Officer

Leonard B. Auerbach, Trustee
Daniel R. Cooney, Trustee
James K. Peterson, Trustee
John P. Rohal, Trustee
Robert I. Goldbaum, Secretary

INVESTMENT ADVISER

Robertson, Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

AUDITORS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Information Age Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 27, 1996

The Robertson Stephens Mutual Funds

In addition to THE INFORMATION AGE FUND, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. The Fund may engage in short sales and invests in companies of all sizes. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests in publicly traded equities of developing countries. The Fund may engage in short sales and/or invest in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies (predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Dave Evans.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE MODERATING RISK - Invests primarily in small- and mid-cap company stocks and convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE PARTNERS FUND
SMALL-CAP VALUE WITH A CONTRARIAN DISCIPLINE - Invests with a value methodology combining traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.

THE VALUE+GROWTH FUND
A GROWTH FUND FOR VALUE-CONSCIOUS INVESTORS - Invests in mid-cap growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. Ability to short sell. No load. Managed by Ron Elijah.

For a discussion of the risks associated with using options, international investing, investing in a few sectors, allocating a large percentage of the portfolio to one security, and short selling, please read the prospectus.

Design: Broom & Broom, Inc., San Franciso
Photography: Jerry Orabona, Bill Zemanek

ROBERTSON STEPHENS & COMPANY
MUTUAL FUNDS
555 California Street, Suite 2600
San Francisco, California 94104

Fund News & Information

ROBERTSON STEPHENS INVESTOR SERVICES

-    Knowledgeable mutual fund representatives.

-    Automated access to daily net asset values.

-    Portfolio managers' hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS MUTUAL FUND E-MAIL

funds@rsco.com

ROBERTSON STEPHENS ACCOUNTLINK

-    Automated account information, 24 hours a day.

1-800-624-8025

FUND LISTINGS
The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as InfoAge under the heading Robertson Stephens. Its computer quotation symbol is RSIFX.


The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund or their other clients or for their own accounts and will not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.